EXHIBIT 99.4

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                            DEC. 31, 2000         SEP. 30, 2000
                                            (Unaudited)             (Audited)

ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                     $24,959            $19,740
    Accounts receivable                            30,376             31,466
    Inventories of materials and supplies
     at lower of average cost or market             8,869              9,544
    Deferred tax assets                               950                950
    Prepaid expenses                                2,216              3,217
                                                   ------             ------
      Total Current Assets                         67,370             64,917
                                                   ------             ------

SECURITIES HELD FOR INVESTMENT:
    Held for maturity, at amortized cost           12,597             22,594
    Available-for-sale, at fair value                 364                327
                                                   ------             ------
                                                   12,961             22,921
                                                   ------             ------

PROPERTY AND EQUIPMENT:
     Drilling vessels, equipment and drill pipe   405,098            391,879
     Other                                          8,335              8,197
                                                  -------            -------
                                                  413,433            400,076

     Less-accumulated depreciation                182,420            175,969
                                                  -------            -------
      Net Property and Equipment                  231,013            224,107
                                                  -------            -------
DEFERRED COSTS AND OTHER ASSETS                     1,398              1,306
                                                 --------           --------
                                                 $312,742           $313,251
                                                 ========           ========

LIABILITIES AND SHAREHOLDERS'
  EQUITY

CURRENT LIABILITIES:
   Current maturities of notes payable            $    -             $   -
   Accounts payable                                 3,308              5,886
   Accrued liabilities                             13,580             11,598
                                                  -------            -------
       Total Current Liabilities                   16,888             17,484
                                                  -------            -------
LONG-TERM NOTES PAYABLE,
   net of current maturities:                      40,000             46,000
                                                  -------            -------
                                                   40,000             46,000
                                                  -------            -------
DEFERRED CREDITS:
     Income taxes                                  10,904             10,392
     Other                                         18,652             21,170
                                                  -------            -------
                                                   29,556             31,562
                                                  -------            -------
SHAREHOLDERS' EQUITY:
    Preferred stock, no par value;
         1,000,000 shares authorized,
         none outstanding                                -               -
    Common stock, $1 par value, 20,000,000 shares
          authorized with 13,824,000 and
          13,823,000 issued and outstanding
          at Dec. 31, 2000 and Sep. 30, 2000,
          respectively                             13,824             13,823
    Paid-in capital                                55,179             55,151
    Acculumated other comprehensive income (loss)    (128)              (152)
    Retained earnings                             157,423            149,383
                                                  -------            -------
        Total Shareholders' Equity                226,298            218,205
                                                  -------            -------
                                                 $312,742           $313,251
                                                 ========           ========